UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2020

MONDELĒZ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

905 West Fulton Market, Suite 200, Chicago, Illinois 60607

(Address of principal executive offices, including zip code)

(847) 943-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, no par value	MDLZ	The Nasdaq Global Select Market
2.375% Notes due 2021	MDLZ21	The Nasdaq Stock Market LLC
1.000% Notes due 2022	MDLZ22	The Nasdaq Stock Market LLC
1.625% Notes due 2023	MDLZ23	The Nasdaq Stock Market LLC
1.625% Notes due 2027	MDLZ27	The Nasdaq Stock Market LLC
2.375% Notes due 2035	MDLZ35	The Nasdaq Stock Market LLC
4.500% Notes due 2035	MDLZ35A	The Nasdaq Stock Market LLC
3.875% Notes due 2045	MDLZ45	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On April 30, 2020, we announced and priced an offering (the “Notes Offering”) of senior notes due 2025 (the “2025 Notes”) and senior notes due 2030 (the “2030 Notes” and, together with the 2025 Notes, the “Notes”). The 2030 Notes constitute a further issuance of the 2.750% Notes due 2030, of which $500,000,000 aggregate principal amount was issued on April 13, 2020.

In connection with the Notes Offering, on April 30, 2020, we entered into a Terms Agreement in respect of the Notes (the “Terms Agreement”) with Barclays Capital Inc., BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which we agreed to issue and sell the Notes to the Underwriters. The provisions of an Amended and Restated Underwriting Agreement dated as of February 28, 2011 (the “Underwriting Agreement”) are incorporated by reference into the Terms Agreement. A copy of the Underwriting Agreement is filed as Exhibit 1.1 and a copy of the Terms Agreement is filed as Exhibit 1.2 to this Current Report.

On May 4, 2020, we issued an aggregate principal amount of $1.5 billion of the Notes. The Notes were issued pursuant to an Indenture, dated as of March 6, 2015 (the “Indenture”), by and between us and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as supplemented and modified by the Supplemental Indenture No. 1, dated as of February 13, 2019, by and between us and the Trustee (to change the notice period for redemptions of the Notes and future note offerings) and the Supplemental Indenture No. 2, dated as of April 13, 2020, by and between us and the Trustee (to allow for electronic execution, authentication, delivery and dating of documents under the Indenture), and as further supplemented and modified in respect of the Notes by an officers’ certificate under Section 301 of the Indenture, dated as of May 4, 2020 (the “301 Certificate”). We filed with the Securities and Exchange Commission (the “SEC”) the Indenture together with our Registration Statement (as defined below) on February 28, 2020.

We have filed with the SEC a Prospectus, dated as of February 28, 2020, and a Prospectus Supplement for the Notes, dated as of April 30, 2020, each of which forms a part of our Registration Statement on Form S-3 (Registration No. 333-236787) (the “Registration Statement”) in connection with the offering of the Notes. We are filing the items listed below as exhibits to this Current Report for the purpose of incorporating them as exhibits to the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit Number	Description

1.1

Amended and Restated Underwriting Agreement, dated February 28, 2011 (incorporated by reference to Exhibit 1.1 to Kraft Foods Inc.’s Registration Statement on Form S-3 filed with the SEC on February 28, 2011).

1.2

Terms Agreement for Notes among Mondelēz International, Inc. and Barclays Capital Inc., BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein, dated April 30, 2020.

4.1	Indenture (incorporated by reference to Exhibit 4.4 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on February 24, 2017).

4.2

Supplemental Indenture No. 1, dated February 13, 2019, between Mondelēz International, Inc. and Deutsche Bank Trust Company Americas (incorporated by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K dated February 13, 2019, filed with the SEC on February 13, 2019).

4.3

Supplemental Indenture No. 2, dated April 13, 2020, between Mondelēz International, Inc. and Deutsche Bank Trust Company Americas (incorporated by reference to Exhibit 4.3 to the Registrant’s Current Report on Form 8-K dated April 13, 2020, filed with the SEC on April 13, 2020).

4.4	301 Certificate

4.5	Specimen of 2025 Note (included in the 301 Certificate filed as Exhibit 4.4 hereto)

4.6	Specimen of 2030 Note (included in the 301 Certificate filed as Exhibit 4.4 hereto)

5.1	Opinion of Gibson, Dunn & Crutcher LLP, dated May 4, 2020

5.2	Opinion of Hunton Andrews Kurth LLP, dated May 4, 2020

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto)

23.2	Consent of Hunton Andrews Kurth LLP (included in Exhibit 5.2 hereto)

104	The cover page from Mondelēz International, Inc.’s Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Ellen M. Smith
Name:	Ellen M. Smith
Title:	Senior Vice President and Chief Counsel, Chief Compliance Officer and Corporate Secretary

Date: May 4, 2020